不動産売買契約証書

Real Estate Purchase and Sale Contract

NISEKO
IZUMIKYO 株式会社泉郷
IZUMIKYO CO., LTD.

不動産売買契約書

Real Estate Purchase and Sale Contract

□売買の目的物の表示 Subject of Purchase and Sale

	所 在 Address	地番 Lot Number	地目(登記簿) Land Category (Registered)	地積(登記簿) Land Area (Registered)	権利形態 Type of rights	持分 Equity Interest
土地 Land Lot	虻田郡倶知安町ニセコひらふ四条一丁目 Niseko Hirafu 4-jo 1-chome, Kutchan-cho,Abuta-gun	96番5 96-5	山林 Forest	2,177m^2	所有権 Freehold Title	100%
	地積合計 Total Land Area	1(筆) 1 lot		2,177 m^2		

建物 Building	所 在 Address			
	種 類 Building Category		家屋番号 House Number	
	構 造 Structure			
	床面積 Floor Area			

特記事項:本契約は公簿面積による売買とする。
Special instructions: The parcel area quoted in this Contract is based on the record of the Land register.

□売買代金及び支払方法 Purchase Payment and Payment Method

売買代金(第1条) Sale price (Article 1)			270,000,000円(Yen)
内 訳 Breakdown		土地代金 Land price	270,000,000円(Yen)
		建物代金 Building price	
		内、建物にかかわる消費税額 Total of consumption tax on the Building price	
手付金(第2条) Deposit (Article 2)		本契約締結時支払い Due upon conclusion of the Contract	27,000,000円(Yen)
残代金(第3条) Final Payment of Balance (Article 3)		2023年8月10日迄に Balance to be paid on or before August 10, 2023	243,000,000円(Yen)
融資の利用 Loan	第16条第1項 Article 16 Section 1	□有 Applicable / ☒無 N/A	融資金額 Loan amount 円(Yen)
	第16条第2項の期日 Period described in Article 16 Section 2		
手付解除期日(第12条) Due date of deposit cancellation (Article 12)			契約の日から2週間後 2 weeks after the date of contracting
損害賠償の予定及び違約金の額(売買代金の20%相当額)(第13条第2項) Amount of Stipulated Damages Upon Breach of Agreement (amount equivalent to 20% of purchase price) (Article 13 Section 2)			54,000,000円(Yen)
反社会的勢力の事務所等活動の拠点に係る制裁金の額(売買代金の80%相当額)(第14条第8項) The amount of fine regarding an office and a base of Antisocial Forces (amount equivalent to 80% of purchase price) (Article 14 Section 8)			216,000,000円(Yen)

特記事項:
Special instructions:

売主、丸好株式会社と買主、特定目的会社ホテル 101 ニセコとは、表記物件の売買契約を締結しました。
その証として本契約書 2 通を作成し、売主及び買主が署(記)名押印の上、各その 1 通を保有する。

Seller (Maruyoshi kabushikigaisha) and Buyer (TMK Hotel101 Niseko) entered into the Real Estate Sale and Purchase Contract of the indicated property.
IN WITNESS WHEREOF, the Seller and the Buyer executed two (2) original copies of the Real Estate Sale and Purchase Contract (hereinafter referred to as "Contract"), signed and sealed, with both the Seller and the Buyer retaining one (1) original copy each.

日付 Date 2023 / 6 / 12

売主 Seller

住所 Address	〒063-0813札幌市西区[illegible]
会社名 Company Name	丸好株式会社
代表者氏名 Name of Representative	代表取締役 喜多尾利彦

買主 Buyer

住所 Address	東京都千代田区霞が関 3 丁目 2 番 5 号 3-2-5, Kasumigaseki, Chiyoda-ku, Tokyo, Japan
会社名 Company Name	特定目的会社ホテル 101 ニセコ TMK Hotel101 Niseko
代表者氏名 Name of Representative	取締役：鄭　武寿 Director: Takehisa Tei
署名 Signature	

宅地建物取引業者(A)
Building lots and Buildings Transaction Agent (A)

免許証番号 License Number	北海道知事 後志 (1) 第 435 号 Governor of Hokkaido Shiribeshi (1) No.435
所在地 Location	虻田郡倶知安町ニセコひらふ 5 条 3 丁目 11-1 11-1, Niseko Hirafu 5-jo 3-chome, Kutchan-cho, Abuta-gun
商号 Corporate Name	H2 Group 株式会社 H2 Group Kabushikigaisha
代表者 Representative	サイモン・グレン・ロビンソン Simon Glen Robinson
電話番号 Phone Number	0136-21-5138 +81-(0)136-21-5138

H2Group

宅地建物取引士
Building lots and Buildings Transaction Manager

登録番号 Registration Number	北海道知事 石狩 第 20779 号 Governor of Hokkaido Ishikari No.20779
氏名 Name	成澤 弘幸 Hiroyuki Narisawa

宅地建物取引業者(B)
Building lots and Buildings Transaction Agent (B)

免許証番号 License Number	北海道知事 石狩 (7) 第 5846 号 Governor of Hokkaido Ishikari (7) No.5846
所在地 Location	札幌市中央区南 2 条西 2 丁目 8 番地 8-banchi, Nishi 2-chome, Minami 2-jo, Chuo-ku, Sapporo
商号 Corporate Name	株式会社 泉 郷 Kabushikigaisha Izumikyo
代表者 Representative	西村 善雄 Nishimura Yoshio
電話番号 Phone Number	011-206-2811 +81-(0)11-206-2811

宅地建物取引士
Building lots and Buildings Transaction Manager

登録番号 Registration Number	北海道知事 石狩 第 9764 号 Governor of Hokkaido Ishikari No.9764
氏名 Name	村山 貞義 Murayama Sadayoshi

不動産売買契約条項
Terms and Conditions for Property Sales Contract

第1条　（売買の目的物及び売買代金）
売主は、買主に標記物件（以下「本物件」という。）を現状有姿のまま標記売買代金で売り渡すものとし、買主はこれを買い受けるものとする。

Article 1　(Item for Purchase and Purchase Price)
1.1.　The Seller hereby sells, and the Buyer hereby purchases, the Property on an as-is basis for the price specified in this Contract.

第2条　（手付金）
買主は、売主に手付金として標記金額を支払う。
1.　手付金は、残代金支払のときに売買代金の一部に充当する。但し、手付金の充当にあたっては利息を付さない。

Article 2　(Deposit)
2.1.　The Buyer shall pay to the Seller the specified amount of deposit upon conclusion of this Contract.
2.2.　The amount of the paid deposit shall be applied to the purchase price at the time of payment of the remaining balance. Provided, however, no interest shall accrue on the deposit.

第3条　（売買代金の支払の時期、方法等）
買主は、売主に対し、売買代金の残代金を、標記支払日までに現金（日本円）又は振込送金をもって支払う。但し、海外送金のほか、送金にかかる一切の手数料は、買主負担とする。

Article 3　(Time and Method, etc. of Payment of Purchase Price)
3.1.　The Buyer shall pay the remaining balance of the purchase price to the Seller on the specified payment date in cash (Japanese yen) or via wire transfer. Any and all fees and charges for money transfer including overseas remittance shall be borne by the Buyer.

第4条　（売買対象面積）
本物件の売買対象面積は、標記の公簿面積とし、実測面積と差異が生じたとしても、売主、買主は売買代金の増減の請求、その他何らの異議を申し立てないものとする。

Article 4　(The Subject Area)
4.1.　The area of the Property subject to this transaction is the area stated on the public register as specified in the Contract. Neither the Seller nor the Buyer shall raise objection, including claims for increase or decrease in the purchase price, even if the specified area differs from the actual area.

第5条　（境界の明示）
売主は、残代金支払日までに買主に対して、その立会いのもと境界を明示しなければならない。

Article 5　(Explicit Demarcation Lines)
5.1.　The Seller shall explicitly indicate the demarcation lines with the presence of the Buyer at the site of the Properties by the time of the balance payment.

第6条　（所有権の移転及び引渡し）
本物件の所有権は、買主が売買代金全額を支払い、売主がこれを受領したときに売主から買主に移転する。
2　売主は、買主に本物件を前項の所有権移転と同時に引渡すものとする。
3　買主は、前項の引渡日より本物件を占有し使用できるものとする。

Article 6　(Transfer of Ownership and Delivery)
6.1.　The ownership of the Property will be transferred from the Seller to the Buyer when the Buyer completes the payment of the purchase price in full and the Seller receives it.
6.2.　The Seller shall deliver the Property simultaneously with the transfer of ownership specified in the preceding paragraph.
6.3.　The Buyer may occupy and use the Property from the date of delivery specified in the preceding paragraph.

第7条　（抵当権等の抹消）
売主は、前条の所有権移転の時期までに、その責任と負担において本物件につき、先取特権、抵当権等の担保権、地上権、賃借権等の用益権その他名目形式の如何を問わず、買主の完全な所有権の行使を阻害する一切の負担を除去抹消しなければならない。

Article 7　(Cancellation of Mortgage, etc.)
7.1.　The Seller shall remove and cancel at its responsibility and cost, by the date of transfer of ownership specified in the preceding Article, any encumbrances that prevents the Buyer from fully exercising its ownership rights in any name or form, including lien, security interests such as mortgage, etc., superficies and usufructs such as right of lease.

第8条　（所有権移転登記等）

本物件の所有権移転登記申請は、買主が売主に売買代金全額を支払うと同時に行うものとし、売主は、売買代金受領と同時に所有権移転登記に必要な一切の書類を買主に交付するものとする。なお、この登記に必要な登録免許税ほか、所有権移転登記申請に係る諸費用は、買主の負担とし、所有権移転登記の前提として、売主にて行うべき登記申請（登記名義人表示変更、抵当権等の抹消登記等）がある場合においては、その登記申請に係る諸費用は、売主の負担とする。

Article 8　(Registration of Transfer of Ownership, etc.)

8.1.　Once payment is complete from the Buyer to the Seller, the application for registration of the transfer of ownership of the Property shall be filed and the Seller shall, upon receipt of proof of payment (through a specified Escrow Account), provide the Buyer with all documents necessary for registration of the transfer of ownership. The Buyer shall bear any costs and expenses for registration of the transfer of ownership, including registration and license tax required for this registration. In the event of any other registration that should be applied by the Seller as a prerequisite for registration of the transfer of ownership of the Property (changes of a registered owner, cancellation of mortgages, etc.), the Seller shall bear any costs and expenses for such registration.

第9条　（引渡し前の滅失等）

本物件の引渡し前に天災地変、その他売主、買主いずれかの責に帰すべからざる事由により、本物件が滅失もしくは毀損し本契約の履行が不可能となったときは、売主、買主は、本契約を解除することができる。但し、毀損が修復可能なときは、売主は、その負担においてそれを修復し買主に引渡すものとする。

2　前項により本契約が解除された場合、売主は、買主に受領済みの金員をすみやかに返還しなければならない。

Article 9　(Loss or Damage before Delivery)

9.1.　If performance of the Contract becomes impossible because the Property is lost or damaged before delivery as a result of an act of God or any grounds not attributable to either the Seller or the Buyer, the Seller and the Buyer may cancel this Contract. However, if the damage is repairable, the Seller shall be responsible for repairing the Property at its cost and delivering it to the Buyer.

9.2.　If this Contract is cancelled for reasons given in the preceding paragraph, the Seller shall promptly return the money the Seller has received from the Buyer.

第10条（公租公課等の分担）

本物件に賦課される固定資産税は、納税通知書または請求書の宛名名義人の如何にかかわらず第6条の引渡日前日までの分を売主、引渡日以降の分を買主の負担とし、引渡し日において清算する。なお、固定資産税の清算については１月１日を起算日とする。

Article 10　(Burden Share for Taxes and Public Dues and Other Charges)

10.1.　The fixed asset tax levied on the Property shall, regardless of addressees in tax notices, be borne by the Seller for such charges accruing up until the day before the delivery date specified in Article 6, and by the Buyer for such charges accruing on and after the delivery date. For settlement of the fixed asset tax, January 1 shall be the starting date of the computation.

第11条（契約不適合責任）

買主は、民法、商法及び本契約の他の条項にかかわらず、引き渡された本件目的物が種類、品質又は数量に関して契約の内容に適合しないことを理由として、履行の追完の請求、代金の減額の請求、損害賠償の請求及び契約の解除をすることはできない。

Article 11　(Warranty against Defects)

11.1.　The Buyer cannot demand for completion of fulfillment, reduction of the sales price, claim for damages and cannot cancel this contract due to the fact that the contract details of the Property do not match the type, quality, quantity notwithstanding the Civil law, Commercial law and other provisions of this contract.

第12条（手付解除）

売主及び買主は、本契約締結の日から標記期日が到来するまでは、次項の定めに従い、互いに通知のうえ本契約を解除することができる。

2　売主が前項により本契約を解除したときは、売主は買主に対して、受領済みの手付金を返還し、かつそれと同額の金員を支払うものとし、買主が解除したときは、買主は売主に対して、支払済みの手付金を放棄しなければならない。

Article 12　(Cancellation of Deposit)

12.1.　The Seller and the Buyer shall have the right to cancel this Contract by giving notice to the other in accordance with the following paragraph until the subject due date from the date of conclusion of this Contract.

12.2.　If the Seller cancels this Contract as stated in the previous paragraph, the Seller shall refund the received deposit to the Buyer and shall pay the amount of money equivalent to it. If the Buyer cancels this Contract, the Buyer shall abandon the deposit paid to the Seller.

第13条（契約違反による解除・違約金）

売主、買主は、その相手方が本契約にかかる義務の履行を遅滞したとき、その相手方に対し、相当の期間を定めて債務の履行を催告したうえで、その期間内に履行がないときは、本契約を解除することができる。

2　前項の規定による契約解除において、売主、買主は、その相手方に標記違約金（以下「違約金」という。）の支払いを請求することができる。但し、本契約及び社会通念に照らして相手方の責に帰すことができない事由によるものであるときは、違約金の請求はできない。なお、違約金に関し、現に生じた損害額の多寡を問わず、相手方に違約金の増減を請求することはできない。

3　違約金の支払い、清算は次のとおり行う。

(1)　売主が違約した場合、売主は、買主に対し、すみやかに受領済みの金員を無利息にて返還するとともに違約金を支払うものとする。

(2)　買主が違約した場合、違約金が支払済みの金員を上回るときは、買主は、売主に対し、その差額を支払い、支払済みの金員が違約金を上回るときは、売主は、買主に対し、受領済みの金員から違約金相当額を控除して、すみやかに残額を無利息にて返還するものとする。

Article 13　(Termination due to Breach of Contract and Penalty)

13.1.　When the other party is late to fulfill their obligations specified in this contract, each party can cancel this contract after notifying the fulfillment of the debt and establishing a reasonable period for the other party, and in the case there is no performance within that period.

13.2.　Each party can demand the other party the penalty sum 20% of sales price in article 14.1. However, each party cannot demand penalty sum when it is due to a reason that cannot be attributed to the other party's responsibility according to this contract and social norm. Furthermore, regardless of the amount of damage that actually occurred, neither party may ask for increase or decrease of the amount of penalty sum.

13.3.　Penalty sum payment is as follows:

13.3.1.　In the case that the party in breach is the Seller, the Seller shall pay the amount of money the Seller has already received without interest, plus the amount equivalent to the penalty sum to the Buyer.

13.3.2.　In the case that the party in breach is the Buyer, the Seller shall promptly return to the Buyer the amount of money received from the Buyer minus the amount equivalent to the penalty sum, without interest. Provided, however, that if the amount of the penalty sum exceeds the amount the Buyer has already paid, the Buyer shall pay the difference to the Seller, without interest.

第14条（反社会的勢力の排除）

売主及び買主は、それぞれ相手方に対し、次の各号の事項を確約する。

(1)　自らが、暴力団、暴力団関係企業、総会屋もしくはこれらに準ずる者またはその構成員（以下総称して「反社会的勢力」という。）ではないこと

(2)　自らの役員（業務を執行する社員、取締役、執行役またはこれらに準ずる者をいう）が反社会的勢力ではないこと

(3)　反社会的勢力に自己の名義を利用させ、本契約を締結するものでないこと

(4)　本物件の引渡し及び表記売買代金全額の支払いのいずれもが終了するまでの間に、自らまたは第三者を利用して本契約に関し、次の行為をしないこと

a.　相手方に対する脅迫的な言動または暴力を用いる行為

b.　偽計または威力を用いて、相手方の業務を妨害または信用を毀損する行為

2　売主または買主の一方について、次のいずれかに該当した場合には、その相手方は、何らの催告を要せずして、本契約を解除することができるものとする。

a.　前項(1)または(2)の確約に反する申告をしたことが判明した場合

b.　前項(3)の確約に反し契約をしたことが判明した場合

c.　前項(4)の確約に反した行為をした場合

3　買主は売主に対し、自らまたは第三者をして、本物件を反社会的勢力の事務所その他活動の拠点に供しないことを確約する。

4　売主は、買主が前項に反した行為をした場合には、何らの催告を要せずして本契約を解除することができる。

5　第２項または前項の規定により本契約が解除された場合には、解除された者は、その相手方に対し違約金（損害賠償額の予定）として金 54,000,000 円（売買代金の 20%相当額）を支払うものとする。

6　第２項または第４項の規定により本契約が解除された場合には、解除された者は、解除により生じる損害について、その相手方に対し一切の請求を行うことはできない。

7　第２項及び第４項の規定による解除については、第 13 条第１項を適用せず、第５項の違約金及び前項の規定については、第 13 条第２項を適用しない。

8　買主が第３項の規定に違反し、本物件を反社会的勢力の事務所その他活動の拠点に供したと認められる場合において、売主が第４項の規定により本契約を解除するときは、買主は売主に対し、第５項の違約金に加え、金 216,000,000 円（売買代金の 80%相当額）の違約罰を制裁金として支払うものとする。但し、宅地建物取引業者が自ら売主となり、かつ宅地建物取引業者でない者が買主となる場合は、この限りではない。

Article 14 (Exclusion of Anti-Social Forces)

14.1. Each party warrants to the other party that:

14.1.1. It is neither of a *boryokudan* (organized crime group), a *boryokudan*–related company or a *sokaiya* (corporate extortionist) or any similar organization, or a member of such an organization (hereinafter collectively called "Anti-Social Forces").

14.1.2. None of its officers (meaningan employee who executes operations, a director, an executive officer, or anyone in a similar position) is an Anti-Social Force.

14.1.3. It does not and will not allow any Anti-Social Forces to use its name and enter into this Contract on behalf of such Anti-Social Forces.

14.1.4. It will not perform or allow a third party to perform any of the following acts by the completion of delivery of the Property and payment of the specified purchase price.

a. Use of threatening words, behavior, or violence against the other party.

b. Interference with the other party's business or damaging the credibility of the other party by using fraudulent means or force.

14.2. If either Party falls under any of the following, the other party may cancel this Contract without notice.

a. If it is found that any warranty in 14.1.1 or 14.1.2 of this Article was not true.

b. If it is found that the party entered into this Contract in breach of the warranty in 14.1.3 of this Article.

c. If the party performs any act in breach of any warranty in 14.1.4 of this Article.

14.3. The Buyer pledges to the Seller that the Buyer shall not offer or allow a third party to offer the Property as an office or any other place of activities for Anti-Social Forces.

14.4. If the Buyer performs any act in breach of the provisions in 14.3 of this Article, the Seller may cancel this Contract without notice.

14.5. If this Contract is cancelled in accordance with the provisions in 14.2 or 14.4 of this Article, the defaulting party shall pay to other party 54,000,000 JPY (equivalent to 20% of the purchase price) as a penalty sum (liquidated damages).

14.6. If this Contract is cancelled in accordance with the provisions in 14.2 or 14.4 of this Article, the defaulting party shall not make any claims with regards to any damages or losses incurred due to the cancellation against the other party.

14.7. If this Contract is cancelled in accordance with the provisions in 14.2 and 14.4 of this Article, Article 13.1 is not applicable. In the case Article 14.5 and 14.6 are applied, Article 13.2 is not applicable.

14.8. If it is judged that the Buyer offered the Property as an office or any other place of activities for Anti-Social Forces in breach of the provisions in 14.3 of this Article and the Seller cancels this Contract in accordance with the provisions in 14.4 of this Article, the Buyer shall pay to the Seller 216,000,000 JPY (equivalent to 80% of the purchase price) as punitive compensation in addition to a penalty sum under 14.5 of this Article, except the case in which the Seller is a real estate broker who holds a license under the Real Estate Brokerage Act (*takuchi tatemono torihikigyo ho*) and the Buyer is not a real estate broker

第15条（遅延損害金）

買主が、本契約に基づいて支払うべき代金等を売主の承諾なしに所定の期日までに支払わない場合は、売主は、その代金等に対して支払期日の翌日から支払いの日まで年利 14.6%の割合による遅延損害金を買主に請求できるものとする。なお、この場合の計算方法は 1 年を 365 日とする日割実数計算とする。

Article 15 (Delinquency Charges)

If the Buyer fails to make payment under this Contract by the due date without consent of the Seller, the Seller may demand 14.6% per annum of the unpaid amount as delinquency charges against the Buyer from the day following the due date until the date on which the payment is made. The delinquency charge shall be calculated on a pro-rate basis according to the actual days accumulated on the basis of 365 days a year.

~~**第16条（融資利用の特約）**~~

~~買主は、売買代金全額に標記の融資金を利用する場合、本契約締結後すみやかにその融資の申し込み手続きをしなければならない。~~

~~2 前項の融資が否認された場合、買主は、標記の期日内であれば本契約を解除することができる。~~

~~3 前項により本契約が解除された場合、売主は、買主に受領済みの金員を無利息にてすみやかに返還しなければならない。~~

~~**Article 16 (Special Provision for Loan)**~~

~~16.1. If the Buyer needs to obtain the loan specified in this Contract to fund all of the purchase price, the Buyer shall promptly apply for the specified loan after the execution hereof.~~

~~16.2 If the application by the Buyer for the specified loan is rejected, the Buyer may cancel this Contract during the period specified in this Contract.~~

~~16.3 If this Contract is cancelled pursuant to the preceding paragraph, the Seller shall promptly return to the Buyer the amount the Seller has already received without interest.~~

第17条（印紙代の負担区分）

本契約書に印紙税がかかる場合は、貼付する印紙については、売主、買主各自等分を負担する。

Article 17 (Burden Share for Revenue Stamp)

17.1. In case the stamp duty tax is required for this Contract, the Seller and the Buyer shall equally bear the expenses for the stamp duty tax for this Contract.

第18条（権利義務の譲渡）

買主は、本契約により生ずる権利義務を第三者に譲渡する場合、買主は、売主から書面による承諾を得ることにより、本契約に基づく権利義務及び契約上の地位は第三者に移転させることができるものとする。

Article 18 (Prohibition of Assignment of Rights and Obligations)

18.1. In the case the Buyer wants to transfer to any third party, any of its rights and obligations arising from this Contract, the Buyer may do so upon the Seller's written consent .

第19条（共同購入の特例）

買主が、本物件を共同して買受ける場合、買主は、本契約に定める債権を共同で行使し、債務については、その持分割合にかかわらず連帯してこれを履行するものとする。

Article 19 (Exceptions in case of Joint Purchase)

19.1. If the Buyers jointly purchase the Property, the Buyers shall exercise their claims provided in this Contract jointly. In such cases, the Buyers shall jointly and severally perform their obligations hereunder regardless of the share in the Property between the Buyers.

第20条（承諾事項及び契約の継承）

買主は、重要事項説明書に記載される事項を承諾する。そのうち売主から買主に対して本物件の譲渡に際して承継する旨記載された事項については、売主は、買主に対して重要事項説明書において記載される内容にて承継させるものとし、買主はこれを承諾する。

2 買主は、標記売買代金全額の支払いを完了し、本物件の引渡しを受けた後、本物件を第三者に譲渡、賃貸、無償貸与する場合は、本契約の各条項をその第三者に遵守させるものとする。

Article 20 (Succession of Accepted Matters and Contract)

20.1. The Buyer accepts matters described in the Statement of Important Matters. The Seller shall transfer to the Buyer the rights and obligations which to be succeeded from the Seller to Buyer under the Statement of Important Matters.

20.2. If the Buyer transfers, leases, or free-leases the Property to a third party after the completion of payment of the entire purchase price and delivery of the Property, the Buyer shall obligate that third party to comply with all provisions of this Contract.

第21条（管轄裁判所に関する合意）

本契約について、売主、買主間に紛争が生じたときは、札幌地方裁判所を第一審管轄裁判所とすることを売主、買主は合意した。

Article 21 (Contract on a Court of Competent Jurisdiction)

21.1. If any dispute arises regarding this Contract between the Seller and the Buyer, the Seller and the Buyer have agreed to the jurisdiction of the Sapporo District Court for the first instance.

第22条（規定外事項の協議義務）

本契約書に定めのない事項については、日本国における民法その他関係法規及び不動産取引の慣行に従い、売主、買主互いに誠意をもって協議し決定する。

Article 22 (Obligation to Discuss Matters not Provided)

22.1. Matters not specified herein shall be discussed in good faith and determined by the Seller and the Buyer in accordance with the Civil Code of Japan, any other related laws and regulations, and the practices of real estate transactions in Japan.

第23条（特約・容認事項）

以下特約事項と前条までの規定が抵触する場合、本特約事項が優先されるものとする。

2 買主は、本契約各条項、以下特約条項ならびに容認事項（重要事項説明書の内容を含む）を確認承諾の上、本物件を買受けるものとする。

Article 23 (Special Provisions/ Permitted Matters)

23.1. If the provisions of the attached Special Provisions/ Permitted Matters contradict the provisions of this Contract above, the Special Provisions/ Permitted Matters shall prevail.

23.2. The Buyer shall acknowledge and accept the provisions of this Contract, the attached Special Provisions and the Permitted Matters and shall purchase the Property, including the contents of the Statement of Important Matters).

＜特約条項＞
Special Provisions

1. 売主は、買主に本物件を現状のまま引渡すものとする。
The Property shall be delivered as-is.

2. 標記売買代金には融資金を利用しないため、本契約書第 16 条（融資利用の特約）の条項は適用されない。
Provisions of Article 16 (Special Provision for Financing) in this Contract shall not be applied to the subject purchase, for which no loans are used.

3. 本契約は日本語で締結されるものとし，本契約書に添付された英語の翻訳は，あくまで参考のために添付されたものに過ぎず，英語の翻訳は当事者を一切拘束しない。
This Contract shall be executed in Japanese and its English translation attached hereto shall be only for reference purpose and shall not be binding on the parties hereto.

4. 本物件の売買契約書に定める金員及び当該売買に係る諸費用の支払いに用いる通貨は、すべて日本円とする。
The currency used for all the payment of the money set forth in this Contract for the Property and various expenses regarding the sale and purchase shall be Japanese yen.

5. 本契約は、すべて日本国の法令に準拠する。
All provisions of this Contract for the Property shall be governed by the laws and regulations of Japan.

6. 本契約は、本契約当事者により署名された本契約書及び署名欄のページを PDF データとして電子メールに添付して送信し交換されたとしても、手書きでサインされた原本を交換して締結されたのと同じ法的効果を有するものとする。なお、本契約当事者のいずれかが本契約書原本の交換を要求する場合は、本契約当事者全員に本契約書を交付するものとする。
This contract may be executed electronically with both parties signing and confirming things digitally.
Even if this contract is executed electronically with both parties signing and confirming things digitally, it is legal effective as same as the both parties signed on the original contract. When either of the party wants to exchange original contract, the contract will be issued to both parties.

7. （責任財産限定特約等）
(1) 本契約に基づく買主の一切の債務の支払は、買主の一切の財産（以下「責任財産」という。）のみを引き当てとし、責任財産以外の財産を引き当てとしない。
(2) 売主は、本契約に基づく債権の満足を図るために、責任財産以外のいかなる資産についても差押、仮差押、強制執行その他の強制執行手続又は保全手続を行わないものとし、当該手続を申し立てる権利を放棄する。
(3) 買主の責任財産が全て換価・分配されたにも拘わらず、本契約に基づく債務が存在する場合、売主ははかかる部分に関する債権については当然に放棄したものとみなされる。
(4) 売主は、自ら又は第三者をして、買主に対して、破産手続、民事再生手続その他これらに準ずる手続に関して申立てを行わないものとする。
(Limited Recourse and Restriction on Petition for Compulsory Enforcement)
(1) The recourse assets for all of the Buyer's liabilities under this Contract shall be limited to the assets belonging to the Buyer from time to time (the "Recourse Assets"), and does not extend to any other assets.
(2) The Seller shall not file, and hereby waives the right to file, a petition for commencement of any seizure, provisional seizure or other compulsory enforcement procedures or preservation orders with regard to any assets of the Buyer other than the Recourse Assets, for the satisfaction of the obligations owed by the Buyer under the Agreement.
(3) After all the Recourse Assets are disposed of and distributed, Seller shall be deemed to have automatically waived the right to make claims in connection with any remaining unpaid liabilities under this Contract.
(4) The Seller shall not file, or cause a third party to file, a petition for bankruptcy, civil rehabilitation or any other insolvency procedures applicable to the Buyer.

＜容認事項＞
Permitted Matters

1. 法令に基づく制限においては、本物件重要事項説明書作成時点における内容であり、将来法令の改正等により、本物件の利用に関する制限が付加又は緩和されることがあります。
The explanation on the restrictions under laws for the Property is based on the restrictions under laws at the time of preparation of Statement of Important Matters for the Property and restrictions on use of the Property may be increased or relaxed depending on revisions, etc. of laws in the future.

2. 本件土地上に新たな建築物の建築等を行う場合、予定建築物の規模や用途に応じて建築基準法・その他法令に基づく制限、もしくは倶知安町・北海道の条例・要綱等に基づく制限を受ける場合があります。
In the case the Buyer builds a new building on the land, the building may be restricted under the Building Standard Act and other regulations, or Kutchan Town ordinance and Hokkaido ordinance.

3. 従物（樹木等）の帰属等は、現状有姿のまま引渡すものとします。
All appurtenances that are ancillary to the Property being sold (Trees, etc.) shall be transferred to the Buyer 'as they are.'

4. 本物件周辺は、第三者の所有地となっており、将来、開発事業及び建物の建築又は再建築がされる場合があります。その際、周辺環境、景観、眺望及び日照条件等が変化する場合があります。
Surrounding areas are owned by third parties. Development projects may be launched and/or buildings may be reconstructed in the future. In that case, the surrounding environment, landscape, views, sunlight condition and others may change.

5. 本物件は平成29年8月から平成29年11月にかけて宅地造成工事が行われた土地です。その際、3m程度の盛土(火山灰)、上下水の引き込み、護岸工、取り付け道路新設(1か所)が行われています。詳しくは添付資料を参照ください。
The property was developed as a residential site from August 2017 to November 2017. At that time, about 3m of embankment (volcanic ash) was constructed, water supply and drainage connected, revetment work done and a new access road (one location) installed.

6. 本契約にもとづく買主の売買代金の支払債務は、本物件北側に接面する道道蘭越ニセコ倶知安線（以下「本件道道」という。）の道路敷内に設置される配水管（水道本管）より分岐、本件道道下を横断し本物件地先まで設置されている株式会社泉郷が所有する私設水道管（以下「本私設管」という。）の所有権を、売主、買主及び株式会社泉郷の間で別途締結する覚書（又はその他書面）に基づいて買主が取得することを停止条件とし、買主と株式会社泉郷は、本物件所有権移転後、互いに協力して速やかに本私設管の所有者変更（届出）手続き行うものとし、売主は株式会社泉郷をして当該手続を行わせなければならないものとします。
The Buyer's payment obligation for the purchase price under this contract is subject to the condition that the Buyer acquires ownership of the privately owned water pipes (hereinafter referred to as "Privately Pipes") owned by Kabushikigaisha Izumikyo, which are installed from the water main (water supply main pipe) branching off from the road under the pavement of the Rankoshi-Niseko-Kutchan Line (hereinafter referred to as "Road") based on a memorandum (or other documents) to be entered into between the Seller, the Buyer and Kabushikigaisha Izumikyo. The said Private Pipes are installed below the Road and extend to the property. After the transfer of ownership of the property, the Buyer and Kabushikigaisha Izumikyo shall mutually cooperate to carry out the procedure for changing the ownership (notification) of the said Private Pipes and the Seller shall have Kabushikigaisha Izumikyo carry out the procedure.

7. 前項の停止条件不成就が確定した場合、売主は遅滞なく受領済みの金員全額を無利息にて買主に返還しなければならない。
In the event that the preceding condition is not fulfilled, the Seller shall return to the Buyer without delay and without interest the entire amount of purchase price received.

8. 買主は、将来、本物件に建築物の新築を計画するときは、必ず倶知安町役場水道課と事前協議を行うものとし、本私設管から水供給を受ける場合において、倶知安町の指導或いは本私設管の口径等仕様により計画する建築物に必要とされる水量、水圧が十分に得られない場合でも買主は売主に対し何らの異議苦情等の申し出、又は損害賠償の請求、その他金員等の請求を行わないものとする。
The Buyer shall, when planning to construct a new building on the Property in the future, always consult with the Water Supply Division of the Kutchan Town Hall in advance, and in the event that the water supply from the Private Pipe is not sufficient to provide the water volume and water pressure required for the planned building due to the instructions of the Town of Kutchan or the diameter or other specifications of the Private Pipe, the Buyer shall not make any objection, complaint, etc. to the Seller, nor shall the Seller make any claim for compensation for damages or other money, etc. The Buyer shall not make any objection, complaint, claim for compensation for damages, or demand money or other compensation from the Seller.

9. 当該敷地の平坦なエリアからの水排水のため、一時的な PVC パイプドレインが設置されています。このパイプドレインは現状のまま買い手に引き継がれます。排水された水は、本敷地の南側に位置する河川へと流れ込みます。売主は、当該河川へ水を排出することの可否について倶知安町から事前に確認を受けていません。
There is a temporary PVC pipe drain installed to drain water from the leveled portion of the site to the river south of this property. This pipe drain shall be transferred to the buyer as is. The Seller has not received any prior confirmation from the Kutchan Town whether we can release water into the river.

10. 本物件南側に位置する河川（オショロ川）の管理者は倶知安町です。
The river (Oshoro River) located to the south of this property is managed by Kutchan Town.

11. 平成29年9月4日（盛土前）、本物件において地質調査（スウェーデン式サウンディング試験）を行なっております（地質調査報告書を参照）。但し、当該地質調査は簡易的な調査であるため建築物の規模、配置などを考慮し必要に応じてボーリング調査を行うようお願いいたします。
A geological survey (Swedish sounding test) was conducted on the property on September 4, 2017 (prior to construction of the embankment). (Please refer to the attached geological survey report) Please note, since the geological survey was a simple survey, a boring survey should be conducted as needed, taking into consideration the scale and layout of the building.

12. 本物件について、売主は、土壌・地下水汚染、産業廃棄物等に関する資料・記録等は保有していません。このため、本物件の土壌・地下水汚染、産業廃棄物の有無、状況等については不詳です。
There are no documents or records about soil contamination and groundwater contamination. The situation of soil contamination and groundwater contamination is unknown.

13. 本物件の接面道路は道道につき、道路除雪は北海道の委託業者が行います。本物件に建物を建築した場 合、接面道路、建物付帯駐車場、その他建物にかかわる一切の除雪は、所有者自らの責任と負担により行っていただきます。豪雪地域であるがゆえ、除雪作業に要する労力又はそれにかかる経費は相当額に及びますのであらかじめご了承ください。
注意: 道路への雪の投捨は、除雪作業の妨げとなりますので厳禁となります。
The road this Property faces is under the Hokkaido government, and the clearing of snow from the road is carried out by contractors working for Hokkaido government. Furthermore, in the case a building is constructed on this land, the parking lot of building and any other snow clearing in connection with building is the responsibility of the Owner. Since the region is known for its heavy snowfalls, please be aware that a substantial amount of work or expenses are required to deal with the snow.
Note: The disposal of snow onto the road hampers snow removal work and is strictly prohibited.

14. 買主は、本物件の周辺環境及び近隣関係を十分確認した上で本契約を締結し、契約締結後に売主及び仲介業者に対して本物件周辺環境及び近隣関係について苦情を申し出ず、また、周辺環境及び近隣関係に変化が生じても異議を申し出ないものとします。
The Buyer for the Property shall enter into the Sale and Purchase Contract after completely checking the surrounding environment. The Buyer will not give any objections or complaints about surrounding environment and neighboring relation to the Seller and the real estate agent. In the case that the surrounding environment and neighboring owners change in future, the Buyer will not give any objections or complaints to the Seller and the real estate agent.

15. 現在、景観地区及び特定用途の地区区分、景観地区内における建築、開発の規制(ルール)等について、倶知安町により見直しが検討されております。なお、検討中の内容については、倶知安町ホームページ「景観について」(www.town.kutchan.hokkaido.jp)をご参照ください。現時点において、当該事案は流動的ではありますが、今後、景観地区ならびに特定用途の地区区分の変更、各地区における建蔽率や容積率、最低敷地面積等、建築、開発の規制(ルール)等が大幅に見直される可能性がありますのでご承知おきください。
Currently, Kutchan Town Office is considering reviewing the landscape districts, district for Special Usage, construction within the landscape districts, development regulations (rules), etc. Please refer to the Kutchan Town homepage "About Landscape" for the contents (www.town.kutchan.hokkaido.jp). At the moment, the review is still in progress, so please be aware that there is a possibility that changes in landscape districts and district divisions for Special Usage, construction and development regulations (rules) such as "Designated Building Coverage Ratio", "Designated Floor Area Ratio","the Minimum Lot Area" etc. in each district will be significantly revised in the future.

16. 本物件隣接地からの越境物が発見された場合であっても、売主は、その越境物を解消することなく、現状のまま引渡すものとします。
In the case any objects are found that cross the land boundary, the Property will be transferred as is without the Seller removing them.

17. ◎土地建物の譲渡対価に対する源泉徴収
非居住者や外国法人である所有者が、将来、本物件を譲渡する場合、本物件を購入しその譲渡対価を支払う者は、譲渡対価の 10.21%の税率で所得税及び復興特別所得税を源泉徴収することとなっています。すなわち、本物件を売却する者は、譲渡対価から譲渡対価の 10.21%相当額が差し引かれた額を受領することとなります。
◎不動産の賃貸料に対する源泉徴収
非居住者や外国法人である所有者が、本物件を賃貸する場合、賃借人は、賃貸人に支払う賃料の 20.42%の税率で所得税及び復興特別所得税を源泉徴収することとなっています。即ち、本物件を賃貸する者は、賃料から賃料の 20.42%相当額が差し引かれた額を受領することとなります。
【補足】
上記、本物件の譲渡又は賃貸により源泉徴収された税金は、翌月 10 日までに税務署に納付します。
源泉徴収された税金は、当該年の所得に対する確定申告により最終的に清算されます。
この非居住者又は外国法人に対する源泉徴収制度は平成 27 年 4 月 1 日現在法令に基づくものであり、将来改正される場合があります。
◎Tax withholding on land and building sales price
If the Property owner is either a non-resident or foreign corporation and sells these Properties to another party in the future, the party that purchases the Properties from and pays the price to the owner will be required to withhold 10.21% of the purchase price as the income tax and special corporate tax for reconstruction. In other words, the party that will be selling these Properties as described above will receive from the Buyer money that is equivalent to the Property sales price less 10.21% which will be deducted as the aforementioned taxes payable to the government.
◎Tax withholding on rent payments
If the Property owner is either a non-resident or foreign corporation and leases these Properties to another party, the lessee of the Properties will be required to withhold 20.42% of the rent payable to the lessor as the income tax and special corporate tax for reconstruction. In other words, the lessor of these Properties will receive from the lessee money that is equivalent to the amount of the rent less 20.42% which will be deducted as the aforementioned taxes payable to the government.
[Supplementary information]
The taxes that will be withheld during such sales/purchase or lease transaction as described above will be paid to the tax office by the 10th day of the following month.
The taxes withheld in these transactions will be eventually settled through the filing of the final tax return for reporting the income earned during the year. Such tax withholding system applicable to non-residents and foreign corporations that are property owners in Japan have been instituted under the applicable law and remains effective as of April 1st, 2015, which will be subject to possible amendment in the future.

18. 固定資産税は、毎年 1 月 1 日現在の所有者(土地及び建物の登記簿名義人)が納税義務者となり、毎年 5 月頃、倶知安町から納税通知書が送付されますので、その通知書に従って納税していただきます。なお、税額は倶知安町が定める固定資産課税標準額に税率 1.4%を乗じた額となります。
The fixed asset tax is levied on an owner (a registered holder of land and buildings) as of January 1 every year. A tax notice for the fixed asset tax will be sent from Kutchan Town Office to the owner around May every year. The tax shall be paid as prescribed in the tax notice. The tax amount is calculated by multiplying the fixed asset standard taxable value, which is assessed by Kutchan Town Office, by the tax rate 1.4%.

19. 本物件の管理責任は、本物件引渡日をもって、売主から買主に移転します。引渡日以降は、買主の責任のもと、本物件を管理されますようお願いいたします。
The responsibility for management for the Property shall transfer from the Seller to the Buyer on the date of delivery of the Property. After the date of delivery, please have the Property managed at the responsibility of the Buyer.